Exhibit 10.2
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                        FINANCING AND SECURITY AGREEMENT

This Financing and Security Agreement dated for purposes of reference June 14th, 2001 is by and between the undersigned, MANAGEMENT SOLUTIONS & SYSTEMS, INC. D/B/A MANAGEMENT SOLUTIONS SYSTEMS, INC. which is located at 337 BRIGHSEAT ROAD, SUITE 108, LANDOVER, MD 20785 (hereinafter referred to as `CLIENT') and ACTION CAPITAL CORPORATION (hereinafter, `ACTION'). CLIENT and ACTION agree as follows:

I.   PURPOSE OF AGREEMENT

CLIENT desires to obtain short-term financing by selling and assigning to ACTION acceptable accounts receivable. The purpose of this financing is commercial in nature, and not for household, family, and/or personal use. In the event CLIENT and ACTION are currently operating under an earlier agreement, this agreement is and shall be a modification and continuation of such earlier agreement and in the event of any inconsistencies or contradictions within the agreements, CLIENT and ACTION agree that the terms of THIS AGREEMENT SHALL CONTROL.

II.  DEFINITIONS

2.1 `ACCOUNT' means both present and future accounts, contract rights and other forms of obligations for the payment of money arising out of the sale by CLIENT of goods or the performance by CLIENT of services.

2.2 `ACCEPTABLE ACCOUNT' means an account offered by CLIENT to ACTION for sale which account ACTION has reviewed and have, in its sole discretion, approved for purchase in whole or in part, and which account conforms to the warranties and terms set forth herein and in the Agreement for the Sale and Assignment of Invoices form accompanying each offer to sell.

2.3  `CUSTOMER' means CLIENT's customer or the account debtor.

2.4 `INVOICE' means the document evidencing any ACCOUNT referenced in and made subject to any Agreement for the Sale and Assignment thereof entered into between the CLIENT and ACTION.

III.     WARRANTIES AND COVENANTS BY CLIENT

3.1 CLIENT's business is solvent, and is presently paying its debts as they become due. CLIENT has never filed for bankruptcy under federal or state law nor had an involuntary bankruptcy petition filed against it. CLIENT has made and shall continue to make timely payment of all required taxes. To the best of CLIENT's knowledge and based on CLIENT's reasonable business practices, each CUSTOMER is solvent.

3.2 Each ACCOUNT offered for sale to ACTION hereunder is and shall be, as of the time of such offer, a bona fide and existing obligation of CLIENT's CUSTOMER for the payment of money arising out of the sale by CLIENT of goods or the performance by CLIENT of services, which is owed to CLIENT, free from any liens, claims, disputes, off-sets or equities of third parties, that CLIENT is the lawful owner of and has good and undisputed title to the ACCOUNTs offered for sale to ACTION hereunder, and that no ACCOUNT offered or to be offered for sale to ACTION hereunder represents consigned or guaranteed sales.

3.3 CLIENT has not transferred, pledged or granted a security interest in CLIENT's ACCOUNTs to any other party and CLIENT will not transfer, pledge or grant a security interest to any other party in said ACCOUNTs for the term of this Agreement and for as long as CLIENT is indebted to ACTION hereunder. Additionally, CLIENT will not sell or assign ACCOUNTs except to ACTION for the period of this Agreement, and/or for as long as any indebtedness whatsoever remains owing by CLIENT to ACTION.

3.4 FINANCIAL INFORMATION: CLIENT will furnish ACTION financial statements as reasonably required by ACTION from time to time and will furnish ACTION, upon request, satisfactory proof of payment and/or compliance with all Federal, State and/or local tax requirements. ACTION will keep any information it receives with respect to the financial or other records of CLIENT or CLIENT's CUSTOMERS strictly confidential. This covenant of confidentially survives this Agreement. All financial records, statements, books or other documents shown to ACTION by CLIENT at any time, either before or after the signing of this Agreement, are true and accurate.

3.5 ACTION or any person designated by ACTION shall have the right at any time to inspect, audit, check and make copies or extracts from CLIENT's books, records, journals, orders, receipts, and other correspondence and other data relating to CLIENT's business and any other transaction between ACTION and CLIENT without hindrance or delay.

3.6 CLIENT will not, under any circumstances or in any manner whatsoever, interfere with any of ACTION's rights under this Agreement.

3.7 CLIENT will promptly notify ACTION in writing of any change in the location of CLIENT's place(s) of business, name, identity, legal entity, corporate structure, officers, principals, partners, and/or owners of CLIENT.

3.8 CLIENT has full power and authority to execute, deliver and perform this Agreement.

IV.  FURTHER PROMISES

4.1 SECURITY INTEREST/COLLATERAL: CLIENT gives to ACTION, as collateral for the repayment of any and all obligations and liabilities whatsoever of CLIENT to ACTION, a security interest, under the Uniform Commercial Code, in the following described property (hereinafter collectively called `Collateral'): All presently existing or hereafter arising, now owned or hereafter acquired accounts, accounts receivable, contract rights, chattel paper, documents, instruments, general intangibles, reserves, reserve accounts, rebates, and all books and records (including without limitation, customer lists, computer programs, print outs, and other computer material and records) pertaining to the foregoing and all proceeds of the foregoing property.

4.2 NOTIFICATION: ACTION will, at its discretion, notify any CUSTOMER TO MAKE PAYMENTS DIRECTLY TO ACTION for any ACCOUNT that is sold and assigned to ACTION pursuant to this Agreement.

4.3 ASSIGNMENT: CLIENT shall from time to time at CLIENT's option, sell, transfer and assign ACCEPTABLE ACCOUNTs to ACTION, to be identified on a form known as ACTION's Agreement for Sale and Assignment of Invoices together with an original INVOICE and all supporting documents appropriate to CLIENT's business.

4.4 PURCHASE PRICE: Each ACCEPTABLE ACCOUNT purchased by ACTION hereunder shall be purchased for a price equal to the net amount of such ACCEPTABLE ACCOUNT, less ACTION's fees and costs. As used herein, the "net amount" of an ACCEPTABLE ACCOUNT means the face amount thereof less express mail and bank wire transfer charges, and all returns, discounts and credits or allowances of any nature, calculated on the basis of the shortest selling terms provided.

4.5 INTEREST AND FEES: ACTION agrees to provide financing to CLIENT for the fees as indicated below:

     (a) WITH RESPECT TO THE DAILY AVERAGE BALANCE OF UNPAID ACCEPTABLE ACCOUNTS PURCHASED HEREUNDER BY ACTION, CLIENT SHALL PAY INTEREST AT A PER ANNUM RATE EQUAL TO THE "PRIME RATE OF WACHOVIA BANK, N.A. (AS OF THE DATE HEREOF, THE PRIME RATE OF WACHOVIA BANK, N.A. IS 7.00% AND MAY IN THE FUTURE INCREASE OR DECREASE) PLUS ONE PERCENT (1.00%), PLUS A MONTHLY FEE EQUAL TO NINETY-FIVE ONE HUNDREDTHS OF ONE PERCENT (0.95%) PER MONTH WITH RESPECT TO SUCH DAILY AVERAGE BALANCE. ANY FUTURE CHANGES IN SUCH PRIME RATE SHALL BE EFFECTED ON THE FIRST DAY OF EACH MONTH HEREAFTER BASED ON THE PRIME RATE IN EFECT ON THE LAST DAY OF THE PRECEDING MONTH. ALL COMPUTATIONS OF INTEREST DUE HEREUNDER SHALL BE CALCULATED ON THE BASIS OF A 360-DAY YEAR, FOR ACTUAL DAYS ELAPSED. ALL INTEREST AND FEES HEREUNDER SHALL BE BILLED MONTHLY IN ARREARS WITH PAYMENT DUE ON THE BILLING DATE.

     (b)  all other costs incurred by ACTION.

4.5 DATE OF ADVANCE: ACTION will buy ACCEPTABLE ACCOUNTs at the NET AMOUNT less any specified reserve which will be advanced to CLIENT at the time the ACCOUNT is accepted.

4.6 RESERVE: ACTION will reserve and withhold an amount in a reserve account equal to NOT LESS THAN FIFTEEN PERCENT (15%) of the face amount of unpaid ACCOUNTs purchased hereunder. The reserve account may be held by ACTION and applied against charge-backs or any obligations of CLIENT to ACTION, known or anticipated, and the reserve account shall not be due and payable to CLIENT until any and all obligations of CLIENT to ACTION are fully paid and/or satisfied. Notwithstanding the foregoing, as each ACCOUNT is paid in full, the reserve associated with the paid ACCOUNT will be made available to CLIENT provided, however, there does not then exist an event or condition of default and further provided, however, that in no event at any time shall the aggregate balance in the reserve account be less than FIFTEEN PERCENT (15%) of CLIENT's unpaid ACCEPTABLE ACCOUNTs purchased by ACTION.

4.7 RECOURSE: ACTION shall have full recourse against CLIENT when an ACCOUNT is not paid by CUSTOMER when due, including without limitation, the right to charge-back or sell back any such ACCOUNT, if not paid within 90 days of the date of purchase. Notwithstanding the foregoing, as to any such ACCOUNT that is charged-back or sold back to or repurchased by CLIENT, such charge-back, sell back or repurchase shall not constitute a re-assignment to CLIENT of any payment rights with respect to any such ACCOUNT and ACTION shall at all times thereafter retain the exclusive and prior right to collect and/or receive payment for any such ACCOUNT, unless and until all obligations of CLIENT to ACTION have been fully and finally satisfied.


4.8 DISPUTED ACCOUNTS: CLIENT will immediately notify ACTION and accept back (repurchase) from ACTION any ACCOUNT subject to a dispute between CUSTOMER and CLIENT of any kind whatsoever.

4.9 HOLD IN TRUST: CLIENT will hold in trust and safekeeping, as the property of ACTION, and immediately turn over to ACTION the identical check or other form of payment received by CLIENT, whenever any payment on an ACCOUNT purchased by ACTION comes into CLIENT's possession; ANY FAILURE BY CLIENT IN THIS REGARD CONSTITUTES A DEFAULT UNDER THIS AGREEMENT (PURSUANT TO
     SECTION V HEREINBELOW) AND MAY RESULT IN CIVIL AND/OR CRIMINAL ACTIONS AGAINST CLIENT AND/OR THE PERSON (S) RESPONSIBLE FOR SUCH FAILURE.

4.10 RESPONSIBILITY FOR TAXES: All taxes and governmental charges with respect to goods or services represented by ACCOUNTs purchased by ACTION shall be the obligation and responsibility of CLIENT. CLIENT has no obligation for ACTION's income or property taxes or any other taxes with respect to ACTION's business.

4.12 NOTICE OF LEVY: CLIENT will promptly notify ACTION of any material attachment, tax assessment or other legal process levied against CLIENT or any of CLIENT's CUSTOMERS.

4.13 BOOK ENTRY: CLIENT will, immediately upon sale of ACCOUNTs to ACTION, make proper entries on its books and records disclosing the absolute sale of said ACCOUNTs to ACTION subject to the terms and conditions of this Agreement.

4.14 LEGAL FEES: Except as is prohibited by law, CLIENT shall pay to ACTION all reasonable costs and expenses, including without limitation attorney's fees and expenses, and costs incurred by ACTION in the prosecution or enforcement of any of ACTION's rights, claims or courses of action which arise out of, relate to or pertain to this Agreement.

4.15 POWER OF ATTORNEY: CLIENT hereby names, appoints, and constitutes ACTION and its designees as CLIENT's true and lawful attorney-in-fact, and does hereby request, authorize, empower and direct ACTION or its designee, for and in the name and instead of CLIENT, either in CLIENT's name or ACTION's name to:

     (a) compromise, adjust or settle any claim of a customer with respect to an ACCOUNT that is sold and assigned to ACTION pursuant to this Agreement;

     (b) demand, sue for, collect and give release for any and all monies due or to become due on ACCOUNTs that are sold and assigned to ACTION pursuant to this Agreement;

     (c) make any and all corrections or completions on any of the invoices or other documents constituting the ACCOUNTS that are sold and assigned to ACTION pursuant to this Agreement;

     (d) endorse CLIENT's name an any checks, drafts, instruments or other evidences of payment with respect to any ACCOUNT or to otherwise collect the same;

     (e) receive, open and dispose of all mail addressed to CLIENT with respect to any ACCOUNT; and

     (f) do all other acts and things necessary to carry out the purpose and intent of this agreement.

     All acts of ACTION as attorney-in-fact are hereby ratified and approved and ACTION shall not be liable for any errors of commission or omission nor for any error of or mistake of law or fact excepting acts constituting gross negligence or willful misconduct. This power of attorney in coupled with an interest and is irrevocable for so long as CLIENT is indebted to ACTION. The authority granted ACTION shall remain in full force and effect until all assigned accounts are paid in full and any indebtedness of CLIENT to ACTION is discharged.

V.   DEFAULT

5.1 EVENTS OF DEFAULT: Any one or more of the following shall be a default hereunder:

     (a) CLIENT's breach of any promise, covenant or warranty under this Agreement or any other agreements between CLIENT and ACTION or obligation of CLIENT to ACTION, including without limitation, payment of any indebtedness to ACTION when due;

     (b) the appointment of any receiver or trustee of all or a substantial portion of the assets of CLIENT; insolvency or inability to pay debts as they mature; a general assignment for the benefit of creditors; the voluntary or involuntary filing of a petition for relief under any bankruptcy or similar law;

     (c) issuance of any levies of attachment, executions, tax assessments or similar process against the Collateral;

     (d) CLIENT's tender to ACTION of information that is false or incorrect in any material respect.

5.2 REMEDIES AFTER DEFAULT: In the event of any default, ACTION may do any one or more of the following:

     (a) declare any indebtedness including outstanding ACCOUNTS purchased by ACTION, immediately due and payable;

     (b) notify any CUSTOMER of CLIENT to make payments directly to ACTION with respect to any and all ACCOUNTS of CLIENT;

     (c) require CLIENT to send copies of records and files pertaining to ACCOUNTs to ACTION and enter the premises of CLIENT and make copies of the COLLATERAL and the records pertaining to the ACCOUNTs and any other COLLATERAL;

     (e)  hold CLIENT liable for any deficiency.

VI.  MISCELLANEOUS

6.1 MAXIMUM ACCOUNT: The outstanding amount of CLIENT's account with ACTION (that is, at any time, the unpaid and owing principal amount of advances made by ACTION to CLIENT) shall not exceed $500,000.00.

6.2 TERMINATION: This Agreement shall continue in full force and effect until terminated by written notice by either party.

6.3 POST-TERMINATION: After termination CLIENT shall be liable to ACTION for the full and prompt payment of the full amount of ACCOUNTs which have been sold and assigned to ACTION and are then outstanding and unpaid, disputed or undisputed, as well as any other indebtedness whatsoever. ACTION shall continue to have a security interest in the LATERAL of CLIENT until any existing indebtedness of CLIENT to ACTION is paid in full.

6.4 APPLICABLE LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and shall be binding upon the successors, assigns and representatives of the parties hereto.

6.5 ENTIRE AGREEMENT-AMENDMENT: This document contains the entire Agreement between the parties as of the date specified below. This Agreement may be modified only by a written instrument executed by the parties hereto.

         Executed and accepted this 14 day of June, 2001.

Attested By:                                      CLIENT:

                                     MANAGEMENTY SOLUTIONS & SYSTEMS, INC. D/B/A
                                     MANAGEMENT SOLUTIONS SYSTEMS, INC.


/s/ Larry L. Brooks                  BY: /s/ Clifford Pope
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Corporate Secretary                     PRESIDENT

(Affix Corporate Seal)

                                     ACTION:

                                     ACTION CAPITAL CORPORATION



                                     BY: /s/ illegible
                                        ----------------------------------------
                                        Executive Vice President